Exhibit 99.1

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[LOGO]

The Midwest Marketplace for Retail Space

NYSE: IRC
www.inlandrealestate.com

MARCH 2006

FORWARD LOOKING STATEMENTS

•                  These presentation materials contain forward-looking statements. Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.” The Company intends that all such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. There are numerous risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements. For a more complete discussion of these risks and uncertainties, please see the Company’s annual report on Form 10-K for the year ended December 31, 2005. Inland Real Estate Corporation disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

•                  Please see Appendix for a commentary and reconciliation of the uses of “non-GAAP” financial measures.

[LOGO]

IRC OVERVIEW

DESCRIPTION

•                  Inland Real Estate Corporation (NYSE: IRC) is a self-administered, self-managed publicly traded real estate investment trust (REIT) that owns interests in 145 neighborhood, community, lifestyle and single-tenant retail centers located primarily in the midwestern United States, encompassing approximately 14.0 million square feet of leasable space(1)

FOCUS

•                  Largest Midwest focused shopping center REIT(2), with retail centers primarily located within 400-mile radius of Oak Brook, Illinois

[GRAPHIC]

Source: Company filings

(1) Includes properties in unconsolidated joint ventures

(2) Based on a total of 93 million retail center square feet in Chicago as reported by REIS

IRC OVERVIEW

CORE STRENGTHS

•                  Only shopping center REIT focused exclusively on operating within the attractive Midwest and Chicagoland markets

•                  Proven track record with consistent bottom line growth

•                  Internal and external growth potential through acquisitions and core portfolio re-leasing

•                  Attractive monthly dividend

•                  Annual dividend yield of 6.0% (assuming a $16.00 per share trading price)

•                  Tenured management team with extensive real estate experience

INLAND’S
GROWTH STRATEGY

ACQUISITION STRATEGY MAINTAIN MARKET DOMINANCE

ESTABLISHED GATEKEEPER TO THE CHICAGOLAND RETAIL MARKET

•                  Positioned in high-traffic areas with significant barriers to entry

•                  Largest shopping center landlord in Chicagoland with 10% share of retail square footage(1)

•                  100 properties in Chicago totaling 9.5 million square feet

•                  Coveted “In-Fill” locations

•                  Market leadership provides efficiencies in:

•                  Leasing

•                  Acquisitions

•                  Operations

•                  Superior demographics

•                  Above peer median

[GRAPHIC]

Source: Company filings

(1) Based on a total of 93 million neighborhood and community center square feet as reported by REIS

IRC PORTFOLIO SNAPSHOT

	NUMBER OF	TOTAL	% OF
	PROPERTIES(1)	GLA (MMS)	PORTFOLIO

Chicago MSA	100	9.5	67.9%

Minneapolis MSA	26	2.6	18.6%

Other	19	1.9	13.5%

	145	14.0	100.0%

Source: Company filings

All data is as of February 22, 2006

(1) Includes properties in unconsolidated joint ventures

ACQUISITION CRITERIA

FOCUS ON NEIGHBORHOOD AND COMMUNITY RETAIL CENTERS

•                  400-Mile Radius of Chicago

•                  Chicagoland

•                  Minneapolis-St. Paul

•                  Well Tenanted, Well Located Properties

•                  Grocery, Discount and Fashion Anchors

•                  Convenience Retail Centers

•                  Triple-Net, Single-Tenant Properties Nationwide

•                  May Acquire a Range of Real Estate Investments, from Single Assets to Entire Portfolios

RECENT ACQUISITIONS

	TOTAL	PURCHASE	PURCHASE
	SQUARE FEET	PRICE	DATE

Big Lake Town Square	67,835	$10.7 million	1/9/2006
Big Lake, MN

Honey Creek Commons	179,100	$26.7 million	1/11/2006
Terre Haute, IN

Shoppes at Grayhawk	226,720	$27.6 million	2/8/2006
Omaha, NE

Algonquin Commons	565,000	$154.0 million	2/16/2006
Algonquin, IL

Total	1,038,655	$219.0 million

Source: Company filings.

(1) Includes properties in unconsolidated joint ventures.

BIG LAKE TOWN SQUARE
BIG LAKE, MN

[GRAPHIC]

Note: The marks on this slide are registered trademarks of entities unaffiliated with the Company.  Use of these trademarks is not an endorsement of the Company or its common stock and no inference of any such endorsement should be drawn.

HONEY CREEK COMMONS
TERRE HAUTE, IN

[GRAPHIC]

Note: The marks on this slide are registered trademarks of entities unaffiliated with the Company.  Use of these trademarks is not an endorsement of the Company or its common stock and no inference of any such endorsement should be drawn.

ALGONQUIN COMMONS
ALGONQUIN, IL

[GRAPHIC]

Note: The marks on this slide are registered trademarks of entities unaffiliated with the Company.  Use of these trademarks is not an endorsement of the Company or its common stock and no inference of any such endorsement should be drawn.

FOCUS ON ACQUISITIONS

ATTRACTIVE ACQUISITION OPPORTUNITIES WILL DRIVE TOTAL GROWTH

•                  IRC’s weighted average cap rate is 9.06% for assets acquired between 1995 and 2005

•                  Potential acquisitions currently under contract include 6 assets with an aggregate purchase price of approximately $86 million

•                  Acquisition focus expected to drive growth

PORTFOLIO ACQUISITION HISTORY (2)

[CHART]

(1) Based on 93 million total square feet as reported by REIS

(2) Does not include properties that have been sold

(3) Includes properties in unconsolidated joint ventures

PIPELINE STRENGTH

POTENTIAL ACQUISITIONS

•                  In Negotiation

•                  14 Properties

•                  2.2 Million Square Feet

•                  Approximately $347 Million in Purchase Price

•                  Under Contract

•                  6 Properties

•                  575,000 Square Feet

•                  Approximately $86 Million in Purchase Price

•                  Source of Deals

•                  New Construction

•                  Repeat Sellers

•                  Off-Market Transactions

ASSET-BASED JOINT VENTURES

ASSET-BASED JOINT VENTURE PROGRAMS WILL HELP DRIVE TOTAL GROWTH

•                  New York State Teachers’ Retirement System (NYSTRS)

•                  Formed in October 2004 to acquire up to $400 million of additional retail centers in Inland’s core Midwest markets

•                  Since inception, $280 million has been invested

•                  IRC contributed 8 centers with net equity value of $100 million;
NYSTRS contributed $50 million of equity capital

•                  NYSTRS will contribute an additional $100 million;
IRC will also contribute an additional $100 million

•                  IRC is managing member of joint venture

•                  IRC expects to increase income by earnings fees for providing property management, leasing and acquisition services to joint venture

•                  IRC/NYSTRS expanding joint venture to acquire up to $200 million of additional retail centers in Texas

•                  NYSTRS will contribute $80 million; IRC will contribute $20 million

INLAND’S
EXECUTION EXPERTISE

PROVEN OPERATING TRACK RECORD

BENEFITS OF CRITICAL MASS

•                  Buying Power

•                  Management efficiencies

SYSTEMIZED APPROACH TO OPERATIONS

•                  Due Diligence

•                  Early Involvement

•                  Expertise

•                  Accounting

•                  Construction

•                  Maintenance

•                  Legal

•                  Leasing

DISCIPLINED COST CONTROL

G&A EXPENSES LOWER THAN PEER GROUP MEDIAN

•                  Property level administrative tasks are centrally and systematically managed

•                  Efficiency allows time for property managers to have consistent and active dialog with tenants, increased market knowledge, and agility in responding to changes in tenant conditions

G&A AS A PERCENTAGE OF REVENUE – 2005

[CHART]

Source: SNL DataSource.

DIVERSIFIED PORTFOLIO

HIGH QUALITY DIVERSIFIED TENANT BASE

•                  IRC’s portfolio is leased to 70% national retail tenants

•                  No single tenant comprises more than 4.4% of annual base rent

NATIONAL AND LOCAL RETAILERS – PERCENTAGE OF TOTAL SQUARE FEET

[LOGO]

[CHART]	[LOGO]

[LOGO]

Source: Company filings as of December 31, 2005

Note: The marks on this slide are registered trademarks of entities unaffiliated with the Company.  Use of these trademarks is not an endorsement of the Company or its common stock and no inference of any such endorsement should be drawn.

STABLE LEASE ROLLOVER

STABILITY OF UNDERLYING CASH FLOWS

•                  IRC’s top 10 tenants account for only 25% of total base rents; approximately 70% of those rents are from investment grade tenants

•                  No more than 11% of annual base rent expected to roll in any of next 9 years

LEASE ROLLOVER AS A PERCENTAGE OF CONTRACTUAL RENT(1)

[CHART]

(1) Source: Company filings.

LEASING EFFICIENCIES

MARKET SATURATION ALLOWS FOR MULTIPLE LEASE SIGNINGS

•                  Office Depot: 5 Leases; $1.2 Million Annual Rent

•                  Food 4 Less: 2 Leases; $1.1 Million Annual Rent

•                  JoAnn: 3 Leases; $1 Million Annual Rent

•                  PetSmart: 2 Leases; $621,000 Annual Rent

•                  Factory Card Outlet; 3 Leases, $568,000 Annual Rent

•                  Washington Mutual; 7 Leases, $563,000 Annual Rent

[GRAPHIC]

GROWTH IN RENTAL RATES

RE-LEASING AND RE-TENANTING OPPORTUNITIES

•                  Gains through re-leasing and re-tenanting of existing vacant space at market rents

YEAR ENDED DECEMBER 31, 2005 RELEASING AND RETENANTING RENT INCREASES

[CHART]

ASSET IMPROVEMENT INITIATIVES

INCOME GROWTH THROUGH MAXIMIZING POTENTIAL OF EXISTING PORTFOLIO

•                  Outlot Development

•                  Center Reconfiguration – Re-tenanting

•                  Building Expansions

•                  Investing $13.6 Million in Repositioning of Existing Assets

•                  16.07% Projected Return on Investment

FINANCIAL SNAPSHOT

FINANCIAL SNAPSHOT

SUMMARY STATISTICS (in thousands except per share data)

		Y-o-Y Growth
2004 FFO/Share	$1.25		Shares Outstanding	67.6

2005 FFO/Share	$1.33	6.4%	Debt (1)	$745

2006E FFO/Share	$1.35-$1.39	1.5 – 4.5%	Equity Capitalization	$1,000

Annual Dividend	$0.96/share		Total Capitalization	$1,745

Dividend Yield	6.0% @ $16.00/share		Debt/Total Capitalization	42.8%

Source: Company filings.

All data, except per share data, is as of December 31, 2005

(1) Includes proportionate share of unconsolidated joint venture debt

PROVEN RESULTS

HIGH QUALITY CORE PORTFOLIO GENERATES SOLID RESULTS

•                  FFO of $1.33 per share for year ended December 31, 2005

•                  Occupancy of 96.1% at December 31, 2005. Inland has maintained at least 93.7% leased occupancy in past four years

•                  Increases on lease rollovers were approximately 15.8% for year ended December 31, 2005

•                  Year-to-date 2006, IRC has acquired 4 centers totaling 1,038,655 square feet for approximately $210 million

CAPITAL STRUCTURE/FINANCING PHILOSOPHY

CONSERVATIVE CAPITAL STRUCTURE

•                  Conservative balance sheet provides liquidity and flexibility

•                  As of December 31, 2005:

•                  Equity market capitalization of $1.0 billion and $745 million of total debt outstanding (including proportionate share of unconsolidated joint venture debt)

•                  Total market capitalization of $1.745 billion

•                  Debt-to-total market capitalization of 42.8%

•                  EBITDA coverage of interest expense of 3.1x

SECURED FINANCING PHILOSOPHY

•                  Flattening Yield Curve Allows for Favorable Pricing

•                  Ability to Fix Rates Typically Not Associated with Unsecured Financing

•                  Ability to Achieve Investment Grade Pricing Ahead of Investment Grade Rating

•                  Manage Interest Rate Risk Without the Use of Derivatives

Source: Company filings.

AVERAGE INTEREST RATES

FLEXIBLE FINANCING OPTIONS FURTHER ENHANCE CASH FLOW

	WEIGHTED AVERAGE INTEREST RATES(1)
	2006	2007	2008	2009	2010	2011+

Fixed Rate	5.49%	6.91%	6.57%	6.44%	4.76%	5.06%

Variable Rate	6.08%	6.09%	5.75%	—	5.63%	3.93%

Weighted Avg.	5.78%	6.63%	6.25%	6.44%	4.84%	5.02%

Source: Company filings.

(1) As of December 31, 2005.

DEBT MATURITIES

FLEXIBLE FINANCING OPTIONS FURTHER ENHANCE CASH FLOW

•                  Near term maturities can be re-funded at lower rates

•                  2005 maturities closed at rates of approximately 5%

DEBT MATURITIES (MMs)

[CHART]

EQUITY LINE OF CREDIT/INVESTMENT GRADE RATING

LINE OF CREDIT ADDS FLEXIBILITY TO FINANCING

•                  Recast Line in Second Quarter 2005 To More Favorable Rates

•                  Added Accordion Feature To Allow Greater Flexibility

•                  Terms Include Investment Grade Pricing Spreads if IRC Obtains Investment Grade Rating

POSITIONING BALANCE SHEET FOR POTENTIAL INVESTMENT GRADE RATING

•                  No Current Investment Grade Rating

•                  Methodically Positioning Balance Sheet

•                  Unencumbering Assets

•                  Coverage Ratios of Interest Expense in Line with Investment Grade Peers

FINANCIAL TRACK RECORD

CONSISTENT FFO AND DIVIDEND GROWTH

•                  FFO per share growth compares favorably to peer average from 1999 - 2005

•                  Grew overall dividend by 20% while reducing FFO payout from 110% to 72%

•                  Inland has raised its dividend 12 times in the past 11 years

GROWTH SINCE 1995

[CHART]

Source: Company filings.

BIOGRAPHIES SENIOR MANAGEMENT

HIGHLY SKILLED AND COMMITTED MANAGEMENT TEAM

•                  Average 25 years experience

Daniel L. Goodwin Chairman	36 years with Inland	Founder and controlling stockholder of the Inland Group Dan has over 36 years of real estate experience

Robert D. Parks President, CEO	36 years with Inland	Bob is a founding stockholder of the Inland Group Bob served as IRC president since 1994 and CEO since 2001

Mark E. Zalatoris Executive VP, COO, Treasurer	20 years with Inland	Extensive knowledge of and experience with IRC’s portfolio Prior to April 2004, Mark served as Chief Financial Officer

Brett A. Brown Chief Financial Officer	2 years with Inland 15 years at Great Lakes	Brett has extensive public company reporting experience, most recently SVP – Financial Reporting at Great Lakes REIT

William W. Anderson VP, Transactions	19 years with Inland	Bill has extensive experience analyzing and negotiating the acquisition and disposition of retail centers

D. Scott Carr President, Inland Commercial Property Management Inc.	16 years with Inland	Scott has been responsible for overseeing all property management operations since 1994

BIOGRAPHIES BOARD OF DIRECTORS

INDEPENDENT DIRECTORS

Roland W. Burris, Esq.	Former Attorney General of Illinois, former Comptroller of Illinois, and current CEO of Burris & Lebed Consulting LLC

Thomas P. D’Arcy	Former Chairman, President and CEO of Bradley Real Estate, one of the original public REITs, and current principal of Bayside Realty Partners

Joel G. Herter	Senior consultant and former managing partner for the accounting firm, Wolf & Company LLP

Heidi N. Lawton	President of Lawton Realty Group, Inc., commercial real estate firm

Thomas R. McWilliams	Specializes in development of retail, office and residential properties

APPENDIX

RECONCILIATION OF NON-GAAP FINANCIAL METRICS

•                                          Throughout these presentation materials, we present certain financial measures that, while not prepared in accordance with generally accepted accounting principles, or GAAP, we believe are useful to investors as key measures of our operating performance: Funds From Operations, or FFO; Adjusted Funds From Operations, or AFFO; and Earnings Before Interest Expense, Taxes, Depreciation and Amortization, or EBITDA.

•                                          We consider FFO to be an indicative measure of operating performance due to the significant effect of depreciation of real estate assets on net earnings. We calculate FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net earnings or loss determined in accordance with GAAP, excluding gains or losses from sales of property plus depreciation and amortization (excluding amortization of deferred financing costs) of real estate assets, and after adjustments for the portion of these items related to our unconsolidated partnerships and joint ventures.  In October 2003, NAREIT issued additional guidance modifying the definition of FFO. The first modification reversed the treatment of asset impairment losses and impairment losses incurred to write down assets to their fair value at the date assets are classified as held for sale, to include these losses in FFO. Previously, these losses were excluded from FFO. The second modification clarified the treatment of original issue costs and premiums paid on preferred stock redemptions to deduct these costs and premiums in determining FFO available to holders of common stock. We have adopted these modifications to FFO effective with our reported results for the year ended December 31, 2003.

•                                          In calculating FFO, net earnings are determined in accordance with GAAP and include the non cash effect of scheduled rent increases throughout the lease terms as required by GAAP. We believe that by excluding the effect of depreciation, amortization and gains or losses from sales of real estate facilitates comparisons of operating performance between periods and between other REITs because these items are based on historical costs which may be of limited relevance in evaluating current performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP. FFO is also not necessarily indicative of cash flow available to fund cash needs and should not be considered as an alternative to net earnings determined in accordance with GAAP. FFO, as presented, may not be comparable to similarly titled measures reported by other companies, Adjusted Funds From Operations or AFFO is FFO decreased by capital expenditures.

•                                          EBITDA is defined as earnings (losses) from continuing operations excluding: (1) interest expense; (2) income tax benefit or expenses; (3) depreciation and amortization. We believe EBITDA is useful to us and to an investor as a supplemental measure in evaluating our financial performance because it excludes expenses that we believe may not be indicative of our operating performance. By excluding interest expense, EBITDA measures our financial performance regardless of how we finance our operations and capital structure. By excluding depreciation and amortization expense, we believe we can more accurately assess the performance of our portfolio. Because EBITDA is calculated before recurring cash charges such as interest expense and taxes and is not adjusted for capital expenditures or other recurring cash requirements, it does not reflect the amount of capital needed to maintain our properties nor does it reflect trends in interest costs due to changes in interest rates or increases in borrowing. EBITDA should be considered only as a supplement to net earnings and may be calculated differently by other equity REITs.

APPENDIX

RECONCILIATION OF NON-GAAP FINANCIAL METRICS

•                  A reconciliation of FFO net income, which is the most directly comparable GAAP measure

(THOUSANDS, EXCEPT PER SHARE DATA)	2005	2004	2003

Net income available to common stockholders	$47,254	$49,373	$39,276
Gain on sale of investment properties	(1,185)	(4,541)	(1,315)
Gain on non-operating property	33	—	—
Equity in depreciation of unconsolidated joint ventures	4,261	96	172
Amortization on in-place lease intangibles	2,826	1,816	662
Amortization on leasing commissions	700	870	525
Depreciation, net of minority interest	35,621	35,323	33,568
Funds from operations	89,510	82,938	75,478
Net income per share, basic and diluted	$0.70	$0.74	$0.64
Funds from operations per share, basic and diluted	$1.33	$1.25	$1.16
Weighted average common shares outstanding, basic	67,244	66,454	65,064
Weighted average common shares outstanding, diluted	67,298	66,504	65,068

Source: Company filings.

APPENDIX

RECONCILIATION OF NON-GAAP FINANCIAL METRICS

•                  A reconciliation of EBITDA to net income, which is the most directly comparable GAAP measure.

(THOUSANDS EXCEPT PER SHARE DATA)	2005	2004	2003

Net Income Available to Common Stockholders	$47,254	49,373	41,866
Gain on sale of investment properties	(1,185)	(4,540)	(1,315)
Interest expense	46,768	43,406	41,410
Depreciation and amortization	48,817	39,281	35,884
EBITDA	141,654	127,519	117,845

Net income per share, basic and diluted	$0.70	$0.74	$0.64

Weighted average common shares outstanding, basic	67,244	66,454	65,064

Weighted average common shares outstanding, diluted	67,298	66,504	65,068

Source: Company filings.